LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
                                    (THE "FUND")
       SUPPLEMENT TO PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
                                 DATED MAY 1, 2003
       (REPLACING SUPPLEMENTS DATED MAY 23, 2003 AND SEPTEMBER 30, 2003)


     1. On October 13, 2003, Liberty Funds Distributor, Inc. (the Fund's distributor) and Liberty Funds Services, Inc. (the Fund's transfer agent) changed their names to Columbia Funds Distributor, Inc. and Columbia Funds Services, Inc., respectively.

     2. The following replaces the text describing the portfolio managers for the Fund under the section TRUST MANAGEMENT ORGANIZATIONS; INVESTMENT ADVISOR:

BRIAN CUNNINGHAM, a vice president and equity portfolio manager of Columbia is the co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since November 2003. Mr. Cunningham has been with Columbia and its predecessor since 1987. Mr. Cunningham earned a BA from St. Francis College and an MBA from St. John's University.

GREGORY M. MILLER, a senior vice president of Columbia, is the co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since April 2003. Mr. Miller has been with Columbia and its predecessor since 1985. Mr. Miller received an MBA degree from the University of Chicago and a JD degree from the University of Connecticut.

RICHARD DAHLBERG, CFA, a senior portfolio manager and head of Columbia's large cap value team, is a co-manager of the Growth & Income Fund and has co-managed the Growth & Income Fund since October 2003. Prior to joining Columbia in September 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November 2001 to December 2002 and with Pioneer Investment Management, Inc. from September 1998 to November 2001. Mr. Dahlberg received an MBA degree from the Wharton School of the University of Pennsylvania.


                                                             November 4, 2003